SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 31, 2008

                              WINTHROP REALTY TRUST
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

           001-06249                                     34-6513657
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    (Commission File Number)                (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4614
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              (Registrant's Telephone Number, Including Area Code)

                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

      On March 31, 2008, Winthrop Realty Trust (the "Trust") announced that the record date for its upcoming rights offering will be April 11, 2008 and that the exercise price for the rights will based on the Trust's trading price for its common shares prior to the April 11, 2008 record date but not less than $4.27 and not more than $4.35 per share. The foregoing description is qualified in its entirety by reference to the press release issued March 31, 2008, which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      On April 1, 2008, the Trust announced that its liquidity had significantly increased during the first quarter of 2008 due to the sale of the shares held by the Trust in Lexington Realty Trust and the satisfaction of a first mortgage loan receivable collateralized by the building located at 180 N. Michigan Avenue, Chicago, Illinois. In addition, the release disclosed that the Trust expects to have in excess of $130 million in cash available for investment following the completion of its rights offering. Finally, the release also disclosed that Concord Debt Holdings LLC ("Concord"), the Trust's joint venture debt platform with Lexington Realty Trust, recently sold to a non-affiliated third party its $44 million interest in the most senior level mezzanine loan secured by a portfolio of four office buildings in New York City owned by an entity owned and controlled by Harry Macklowe, which went into default when the loan matured in February 2008. Concord sold the note at par together with accrued and unpaid interest and late charges. Concord retains a contingent obligation through December 31, 2009, which is subject to certain conditions, to return a portion of the purchase price equal to 2.75% of any shortfall in principal repayment only received by the first mortgage lender on its $1.6 billion loan secured by these properties.

ITEM 9.01 Financial Statements and Exhibits.

      (d)   Exhibits

      99.1  Press Release dated March 31, 2008
      99.2  Press Release dated April 1, 2008

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 4th day of March, 2008.

                                                     WINTHROP REALTY TRUST


                                                     By: /s/ Peter Braverman
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                                                         Peter Braverman
                                                         President